Consolidated Statements of Cash Flows - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash flows from operating activities:
Net income	$ 79,949	$ 60,277	$ 21,778
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,094	2,811	2,234
Deferred tax (income) expense	(777)	255	476
Amortization of debt issuance costs	1,094	113	0
Share based compensation expense	10,523	5,815	4,235
Change in provision for doubtful debts	(7)	(32)	(87)
Loss on disposal of fixed assets	0	4	0
Changes in operating assets and liabilities:
Trade accounts receivable, gross	(21,984)	(17,338)	(9,696)
Inventories	(9,518)	(21,702)	(19,330)
Due from related parties	0	(12)	72
Other assets	(6,337)	(2,380)	(501)
Trade accounts payable	(2,113)	6,190	15,661
Other current liabilities	2,875	26,956	10,910
Net cash provided by operating activities	57,799	60,957	25,752
Cash flows from investing activities:
Investment in short-term deposits	(95,500)	(84,000)	(20,500)
Investment in long-term deposits	(47,000)	(32,000)	0
Purchase of fixed assets	(8,197)	(4,065)	(2,410)
Purchase of intangible assets	(97)	(111)	(216)
Net cash used in investing activities	(150,794)	(120,176)	(23,126)
Cash flows from financing activities:
Share issuance, net	0	0	64,288
Proceeds from exercise of share options	3	271	629
Issuance of convertible notes, net	0	194,530	0
Net cash provided by financing activities	3	194,801	64,917
Effect of exchange rate changes on cash	(795)	546	225
Net increase (decrease) in cash and cash equivalents	(93,787)	136,128	67,768
Cash and cash equivalents at beginning of the year	241,943	105,815	38,047
Cash and cash equivalents at end of the year	148,156	241,943	105,815
A. Cash paid and received during the year for:
Income taxes paid	11,836	558	546
Interest received	4,293	1,057	1,420
Lease payments	1,480	1,060	1,025
B. Non-cash transactions:
Fixed assets purchased with supplier credit	$ 569	$ 339	$ 159